UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                         -------------------------------

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


          August 14, 2000                               0-14871
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     (Date of earliest report)                  (Commission File Number)


                             ML MEDIA PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


           New York                                      13-3221085
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   (State or other jurisdiction            (I.R.S. Employer
  of incorporation or organization)        Identification Number)



       World Financial Center, South Tower, New York, New York 10080-6108
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (212) 236-6577
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              (Registrant's telephone number, including area code)


                                 Not Applicable
     -----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
          ------------

Registrant has not filed quarterly reports on Form 10-Q for the quarters ended June 30 and September 29, 2000 with the Securities and Exchange Commission ("SEC"). This Current Report explains why the Registrant has not made these SEC filings.

The sole remaining operating investment in media properties held by the Registrant is its 50% interest in the joint venture that owns Century-ML Cable Corp. ("C-ML Cable") , which owns and operates two cable television systems in Puerto Rico. C-ML Cable is held by a 50-50 joint venture of the Registrant and Adelphia Communications Corporation, including its subsidiaries ("Adelphia"). Under the terms of the joint venture agreement, Adelphia has managed C-ML Cable's operations; as such, Adelphia has been responsible for the cable systems' financial reports and operating data.

The Registrant's Form 10-Qs for the second and third quarters have not yet been completed because the Registrant has not yet received what it believes to be complete and accurate financial information from Adelphia. Although the Registrant has received material purporting to reflect the joint venture's financial results for the second and third quarters, the Registrant believes that certain financial data are not correctly stated and that inclusion of that information in filings with the SEC would be misleading. The Registrant is presently discussing these matters with Adelphia, but it is impossible to predict when the issues will be resolved. Although the Registrant desires to prepare and make all SEC filings by their respective filing dates, such financial reports cannot be filed until complete and accurate financial information is obtained from Adelphia. The Registrant takes very seriously its obligation to make complete and accurate financial reports to partners and to the SEC, and is pursuing the matter with Adelphia diligently.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ML MEDIA PARTNERS, L.P.

                                       By:  Media Management Partners,
                                                General Partner

                                       By:  RP Media Management,
                                                General Partner

                                       By:  IMP Media Management,
                                                Inc.


Dated December 21, 2000                By:  s/ Elizabeth McNey Yates
                                            ------------------------------------
                                            Elizabeth McNey Yates
                                            Vice President